EXHIBIT 10.41

FLORIDA DEPARTMENT OF EDUCATION
OFFICE OF STUDENT FINANCIAL ASSISTANCE
FLORIDA FEDERAL FAMILY EDUCATION LOAN PROGRAM
LENDING INSTITUTION PARTICIPATION AGREEMENT

This Agreement is entered into for the purpose of participation in the Florida Guaranteed Loan Programs. The Bank of New York Trust Company of Florida, N.A., solely in its capacity as eligible lender trustee (Lender #833873) for Consolidation Loan Funding, LLC (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust.

WHEREAS, eligible lender trustee other than those held in trust hereinafter referred to as the “Lender”, wishes to be able to secure loan insurance on loans made to or on behalf of students pursuing programs of postsecondary education pursuant to Title IV, Part B, of the Higher Education Act of 1965, as amended, hereinafter referred to as the “Act”, and

WHEREAS, The Florida Department of Education, hereinafter referred to as the “Department”, has qualified for reinsurance of such loans and having found the Lender qualifies as an eligible lender under the provisions of the Act, the applicable parts of Title 34 of the Code of Federal Regulations (hereinafter referred to as “Federal Regulations”), Florida Statutes and the Rules of the State Board of Education (hereinafter referred to as “SBE Rules”), wishes to encourage the holding and originating of such loans by the Lender.

NOW, THEREFORE, it is agreed that:

1.	Within such limits as may be set by the Act, Federal Regulations, Florida Statutes and SBE Rules, the Department shall fully guarantee all loans held and originated by the lender which are reinsurable under Act and Federal Regulations. The Act, the applicable Federal Regulations, the applicable Florida Statutes and SBE Rules are a part of this Agreement.

2.	In making or servicing guaranteed loans to or on behalf of eligible borrowers, the Lender will assist them in securing such reductions in their obligations to pay interest on loans made by the Lender as they may be eligible to receive under the Act and Federal Regulations.

3.	Due diligence in making, servicing, and collecting Florida guaranteed loans will be provided by the Lender as specified by Federal Regulations and SBE Rules.

4.	The Lender will maintain transaction records and reports in such form and containing such information as the Department requires, and will afford access thereto as the Department or its authorized representatives may find necessary to assure correctness and to verify such records and reports.

5.	The Department will supply the Lender with all forms and informational materials as are necessary to perform the requirements set forth by this Agreement. Any addition, substitution, or alteration of forms provided by the Department must be approved, in advance of their use, by the Department.

6.	The Lender will provide notification to the Department when it acquires a loan for which the Department has issued a notice of loan guarantee. Regarding a guaranteed loan already held by the Lender, in order for a loan account to remain subject to the Department’s guarantee obligation, the loan may be transferred only to another approved lender or eligible holder of Florida Guaranteed loans.

7.	Payment of a note may be extended in whole or in part, and the provisions of the note may be modified without notice to and without affecting the liability of the Department, if such extension or modification complies with the requirements for notes under this Agreement, Federal Regulations and SBE Rules.

8.	The Lender will notify the Department of any servicing or management of the Lender’s guaranteed loan portfolio performed by an agent(s) other than the holder of record.

9.	Whenever any guaranteed note shall be in default, or upon the death or total and permanent disability of a borrower, or upon adjudication in bankruptcy, the Department will, upon receipt of a properly documented claim from the Lender, purchase the total amount of principal and interest then due and owing to the Lender, in accordance with Federal Regulations and SBE Rules.

10.	The Department shall maintain on deposit with the State Treasurer of Florida or State Board of Administration funds or negotiable securities representing no less than two percent (2%) of the total unpaid principal amount of all guarantees issued by the Department or the guaranteed portion of unpaid principal of all notes previously guaranteed by the Department exclusive of such portion as may have been reinsured or guaranteed by the United States of America or an agency, department, or instrumentality thereof. A statement of such funds and securities as of the close of the latest state fiscal year shall be furnished to the Lender upon request.

11.	The Lender represents that the Lender is not currently the object of any directive issued by the U.S. Department of Education or any state or federal agency which has the potential to limit, suspend or terminate the Lender’s eligibility to participate in the guaranteed loan programs. Further, the Lender will notify the Department on the same day it receives any such directives while this Agreement is in effect.

12.	The Lender will not enter into any formal or informal agreement with any school regarding the availability of Florida guaranteed loans, and will not provide to or accept financial inducements from any school for making Florida guaranteed loans available to students attending a school.

13.	The Lender shall not discriminate nor deny equal opportunity on the basis of race, religion, sex, creed, national origin, marital status, or veteran status in any decision material to participation in the Florida Guaranteed Loan Programs, such as but not limited to, loan eligibility determinations, or approval of deferments, forbearance’s, repurchases and loan consolidation or refinancing.

14.	As a condition to the obligation of the Department herein, the Lender agrees to comply with all laws, rules, and regulations, currently in effect and as may be amended during the term of this Agreement, that are applicable to the transactions and loans which are to be guaranteed.

15.	This Agreement shall apply only to loans made after the date of execution by the Department and may be terminated by the Lender by providing written notice to the Department thirty (30) days in advance of the termination date. If the Department intends to terminate this Agreement, the Department will establish the termination date in accordance with the provisions set forth in Federal Regulations and SBE Rules. The termination of this agreement shall not affect the coverage of loans guaranteed prior to such termination.

16.	The Lender shall provide to the Department a Secretary’s or Cashier’s Certificate and a Certificate of Incumbency and Authenticity of Signatures, in the formats set out in Attachments 1 and 2, which are incorporated in and made a part of this Agreement by reference, or in a substantially equivalent format.

IN WITNESS WHEREOF, the parties have caused this instrument (which constitutes the entire Agreement of the parties and which shall not be amended except in writing or as stated herein) to be executed by their duly authorized officers.

FOR THE LENDER

As an officer of this lending institution, I agree that this institution and its representatives will comply with all laws, program regulations, and rules under this Agreement.

The Bank of New York of Florida, N.A. as eligible lender trustee for Consolidation Loan Funding LLC

/s/ Tricia Heintz	2/15/02

Signature of Official	Date

Vice President

Typed Name of Official

FOR THE DEPARTMENT

/s/ Judith Branch	3/8/02

Judith W. Branch, Director	Date
Policy, Training, and Compliance
Florida Department of Education
Office of Student Financial Assistance

TRUSTEE’S CERTIFICATE

     I, Robert W. Seifert, as Vice President of The Bank of New York Trust Company of Florida, N.A. (the “Trustee”), DO HEREBY CERTIFY as follows:

1.	The Trustee is a national banking association organized and existing under the laws of the United States having its corporate trust office in Jacksonville, Florida and has been granted authority under said laws to exercise fiduciary powers, as evidenced by the Certificate of the Office of the Banking Department of the State of New York attached hereto as Exhibit A, which Certificate remains in full force and effect as of the date hereof.

2.	Under the bylaws of the Trustee, any officer is authorized to accept appointments as eligible lender trustee, and the Trustee has, as of the date hereof, accepted its appointment as Trustee under, and the trusts imposed upon it by “An Eligible Lender Trust Agreement dated as of March 1, 2002” and is hereby authorized to execute a Lending Institution Participation Agreement with the Florida Department of Education.

3.	Tricia Heintz and George W. Bemister as Agents of the Trustee, are authorized to execute on behalf of the Trustee any and all documents that relate to the Trustee and as may be required.

4.	The signature of Tricia Heintz and George W. Bemister set forth opposite their names and titles below are genuine signatures:

Tricia Heintz	/s/ Tricia Heintz
Vice President

George W. Bemister	/s/ George W. Bemister
Assistant Treasurer

5.	The Agents named in this Certificate are duly appointed Agents of the Trustee, who are now in office and are authorized to perform the acts mentioned above on behalf of the Trustee as evidenced by certified extracts of the bylaws of the Trustee attached hereto as Exhibit B.

     IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of The Bank of New York Trust Company of Florida, N.A. for delivery on the 1st day of March 2002.

Vice President

(SEAL)

FLORIDA DEPARTMENT OF EDUCATION
OFFICE OF STUDENT FINANCIAL ASSISTANCE

LENDER OF LAST RESORT AGREEMENT

This agreement is set forth for lenders serving as a “Lender of Last Resort” in the Florida Stafford Loan Program.

Section A. The Parties

The parties to this agreement are the Bureau of Student Financial Assistance, Florida Department of Education, hereinafter referred to as the Department Florida Education Center, Tallahassee, Florida 32399 and The Bank of New York Trust Company of Florida, N.A., solely in its capacity as eligible lender trustee (Lender #833873) for Consolidation Loan Funding, LLC (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust, hereinafter called the Lender.

Section B. Term

The effective date of this agreement shall be                      and shall remain unless terminated by either party upon ninety days written notice sent by certified United States mail, return receipt required.

Section C. Purpose and Provisions

The Department shall designate the Lender as the “Lender of Last Resort” pursuant to the Higher Education Act of 1965 (the “Act”) (Public Law 99.498, Sec. 428(j)).

The Lender agrees to make Florida Stafford Loans to students who:

a.	Are attending educational institutions participating in the Florida Guaranteed Student Loan Programs; and

b.	Qualify for federal interest subsidies for loans in an amount for not less than $200 nor an amount which exceeds the annual federal limit or the need of the borrower, as determined by the educational institution that the borrower is attending; and

c.	Are otherwise unable to obtain a loan from two other lenders participating in the Florida Stafford Loan Program and have been referred to the Lender by the Department.

       In witness whereof, the parties hereto have signed this agreement on the days set forth below.

The Bank of New York of Florida, N.A. as eligible	Florida Department of Education
lender trustee for Consolidation Loan Funding, LLC	Office of Student Financial Assistance

Lender Name

/s/ Tricia Heintz	/s/ Judith Branch

Signature of Authorized Official	Signature of Department Official

Vice President	Judith W. Branch, Director

Typed Name of Authorized Official	Office of Policy, Training, and Compliance

Tricia Heintz	Director

Title of Official	Title of Official

2/15/02	3/8/02

Date	Date

833873

Lender Code Number

FLORIDA FEDERAL FAMILY EDUCATION LOAN PROGRAM
LENDER PARTICIPATION AGREEMENT

FEDERAL CONSOLIDATION LOANS

WHEREAS, The Bank of New York Trust Company of Florida, N.A., solely in its capacity as eligible lender trustee (Lender #833873) for Consolidation Loan Funding, LLC (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust, hereinafter referred to as the “Lender,” wishes to participate in a program of Federal Consolidation Loans for eligible borrowers under Title IV, Part B, of the Higher Education Act of 1965, as amended, and

WHEREAS, the Florida Department of Education, Office of Student Financial Assistance, hereinafter referred to as the “Department,” having found that the eligible lender qualifies under the provisions of such Act and State Board of Education Rules.

THEREFORE, it is agreed by the Department and the Lender as follows:

(1)	The Lender is currently an eligible lender and/or holder with the United States Department of Education for Federal Stafford Loans (formerly called Guaranteed Student Loans) and/or Federal PLUS loans, and Federal Supplemental Loans for Students.

(2)	Within such limits as may be set by it, the Department shall insure all Federal Consolidation Loans made by the eligible lender which are eligible for such reinsurance under such Acts and Regulations issued thereunder, which Acts and Regulations, as they may from time to time be amended, are made a part of this agreement.

(3)	An eligible lender must verify that an eligible borrower has no other application pending for a Federal Consolidation Loan and the leader must hold at least one of a borrower’s eligible loans for consolidation, or obtain a certification that the borrower has been unable to obtain a consolidation loan with income-sensitive repayment terms from the holder(s) of his/her outstanding loans selected for consolidation. At least one loan to be consolidated must be a loan guaranteed by the Department.

(4)	The Lender must meet the applicable guidelines set forth in the Higher Education Act of 1965, as amended.

(5)	The proceeds of the Federal Consolidation Loan will be paid by the eligible lender to the holder(s) of the loans selected for consolidation to discharge the liability of such loans.

(6)	The Lender agrees to follow such other published terms and conditions as the Secretary of Education and the Department specifically require to carry out the Federal Consolidation Loan Program.

(7)	If the eligible lender no longer intends to make Federal Consolidation Loans under this agreement, the agreement shall be terminated sixty (60) days after receipt of the request. This agreement may also be terminated by the Department in a manner provided by law. The termination of this agreement shall not affect the coverage of loans under guarantee issued prior to such termination.

IN WITNESS THEREOF, The Florida Department of Education, Office of Student Financial Assistance has executed this agreement in Tallahassee, Florida.

/s/ Judith Branch	3/8/02

Judith W. Branch, Director	Date
Office of Policy, Training, Outreach and
Institutional Review
Office of Student Financial Assistance
Florida Department of Education

The above agreement accepted this 8th day of March 2002.

Exact Corporate Title:

Name	The Bank of New York Trust Company of Florida, N.A., solely in its capacity as eligible lender trustee (Lender #833873) for Consolidation Loan Funding, LLC (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust
Address	10161 Centurion Parkway Jacksonville, FL 32256

Federal El No	59-2283428

DE Federal Vender No. (Lender Code) 833873

Name and Title of Officer Tricia Heintz, Vice President

Signature of Officer	/s/ Tricia Heintz

CERTIFICATE OF COMPREHENSIVE INSURANCE

For Federal Consolidation Loans made in accordance with Title IV,

Part B of the Higher Education Act of 1965, as amended

The Florida Department of Education, Office of Student Financial Assistance, hereinafter referred to as the “Department,” authorizes that all consolidation loans made in conformity with the requirements of Part B of Title IV of the Higher Education Act of 1965, as amended, by The Bank of New York Trust Company of Florida, N.A., solely in its capacity as eligible lender trustee (Lender #833873) for Consolidation Loan Funding, LLC (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust hereinafter referred to as the “Lender,” are fully insured against loss of principal and interest by the Department provided:

1.	The lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated that:

(a)	the loan is a legal, valid, and binding obligation of the borrower;

(b)	each such loan was made and serviced in compliance with applicable laws including federal regulations and State Board Rule; and

(c)	the insurance on each Part B loan is in full force and effect.

2.	That the consolidation loan(s) will be made on or after but no later than provided for in the Higher Education Act of 1965, as amended.

3.	That the total unpaid principal amount of all consolidation loans made under this certificate is equal to or not to exceed .

4.	That this certificate will be updated and renewed as determined by the lender.

5.	That the lender will meet reporting requirements established by the Department in a timely manner.

6.	That the lender structures a repayment schedule with the eligible borrower pursuant to the requirements stated in the Higher Education Act of 1965, as amended regarding Federal Consolidation Loans.

7.	That, if the lender, prior to the expiration of this certificate no longer wishes to make Federal Consolidation Loans, the lender will so notify the Department in order that the certificate may be terminated. Such termination shall not affect the insurance on any Federal Consolidation loan made prior to such termination.

8.	The lender’s Federal Consolidation Loan Program practices are subject to the Department’s Federal Family Education Loan Program lender Participation, Limitation, Suspension or Termination procedures. The insurance on any Federal Consolidation loan(s) made under this certificate prior to the Department’s imposition of a limitation, suspension or termination action shall not be affected by such action.

The Florida Department of Education, Office of Student Financial Assistance, is designated as the offices which will process claims and perform other related administrative functions.

2 of 2

IN WITNESS THEREOF, The Florida Department of Education, Office of Student Financial Assistance has executed this agreement in Tallahassee, Florida.

/s/ Judith Branch	3/8/02

Judith W. Branch, Director	Date
Policy, Training, Outreach and
Institutional Review
Office of Financial Assistance
Florida Department of Education

The above agreement accepted this 8th day of March 2002.

Exact Corporate Title:

Name	The Bank of New York Trust Company of Florida, N.A., solely in its capacity as eligible lender trustee (Lender #833873) for Consolidation Loan Funding, LLC (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust
Address	10161 Centurion Parkway Jacksonville, FL 32256

Federal EI No. 59-2283428 DE Federal Vender No. (Lender Code) 833873

Name and Title of Officer	Tricia Heintz, Vice President

Signature of Officer	/s/ Tricia Heintz

FLORIDA BUREAU OF STUDENT FINANCIAL ASSISTANCE
LENDING INSTITUTION DEMOGRAPHIC DATA SHEET

NAME OF LENDING INSTITUTION		USDE LENDER CODE

The Bank of New York of Florida, N.A. as eligible lender trustee for Consolidation Loan Funding, LLC		833873 IRS EMPLOYEE ID NUMBER

59-2283428
LENDER ADDRESS

10161 Centurion Parkway		INSTITUTION TYPE
Jacksonville, FL 32256

		1.	Florida Bank
		2.	Florida Savings and Loan
		3.	Florida Credit Union
		4.	Out of State Commercial
Lender E-Mail	BNYSTUDENTLOAN@	5.	School Lender
	BANKOFNY.COM	6.	Secondary Market
		7.	Other National Association
		8.	Servicer

CEO INFORMATION		LOAN PROGRAM CONTACT

Name	Troy Kilpatrick	Name

Title	Deputy Director	Title

Telephone:	904/645-1960	Telephone:

Fax:	904/645-1931	Fax:

E-Mail		E-Mail

SERVICER		SERVICER CONTACT

Name	INTUITION/NELNET	Name

Servicer Code		Title

Title:		Telephone:

Telephone:		Fax:

Fax:		E-Mail

E-Mail

LOAN TYPE(S) OFFERED

☑ STAFFORD SUBSIDIZED	☑ STAFFORD UNSUBSIDIZED
☑ PLUS	☑ CONSOLIDATION

IMPORTANT:	Please indicate the name AND address you wish to appear on address labels for ALL mailouts to your institution or servicer

	Name	Tricia Heintz
	Address:	10161 Centurion Parkway
Jacksonville, FL 32256

FLORIDA FEDERAL FAMILY EDUCATION LOAN PROGRAM
ADDENDUM TO LENDING INSTITUTION PARTICIPATION AGREEMENT

INDEMNIFICATION AGREEMENT

     The Bank of New York Trust Company of Florida, N.A., solely in its capacity as eligible lender trustee (Lender #833873) for Consolidation Loan Funding, LLC (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust, hereinafter referred to as the “Lender”, and the Florida Department of Education, hereinafter referred to as the Department, agree the Lending Institution Participation Agreement between the Lender and the Department is amended as follows:

1.	When a document to be included in a claim package submitted by the Lender to the Department is lost or destroyed, the Lender agrees to submit in the claim package, in lieu of the required document, the substituted documentation prescribed below:

a.	Borrower’s Application. An affidavit describing the circumstances that resulted in the loss or destruction of the borrower’s application.

b.	Original promissory note signed by the borrower. A certified copy of the original promissory note signed by the borrower and an affidavit describing the circumstances that resulted in the loss or destruction of the original promissory note. If neither the original nor a certified copy of the original promissory note signed by the borrower can be provided, the Lender shall also include in the claim package, in addition to the affidavit, copies of the front and back of the loan disbursement check(s).

c.	Copy of the Notice of Loan Guarantee or Notice of Loan Statement and Disclosure Statement. An affidavit describing the circumstances that resulted in the loss or destruction of the Notice of Loan Guarantee or Notice of Loan and Guarantee and Disclosure Statement.

d.	Copy of Repayment Schedule and Disclosure Statement. A record, in a format approved by the Department, of the repayment terms as they were disclosed to the borrower.

e.	Copy of a deferment form. A record of the deferment granted, in a format approved by the Department and an affidavit describing the circumstances that resulted in the loss or destruction of the deferment form.

f.	Copy of the borrower signed forbearance form. A record of the forbearance granted, in a format approved by the Department and an affidavit describing the circumstances that resulted in the loss or destruction of the forbearance form.

2.	The Lender, its successors and assignees shall hold the Department harmless from any losses directly resulting from claims paid pursuant to paragraph one (1) of this agreement where the underlying loan is declared invalid by a court of law or not reinsured by the United States Department of Education because of the lack of the required document.

3.	For circumstances to which paragraph two (2) may apply, the Department will notify the Leader in writing and permit the Lender to enter an appearance or take the appropriate action to establish the validity of the debt. Upon receiving such notice the Lender will have ten days to enter an appearance or take other action. In event the Lender does not respond to the notice within ten days, the Department shall presume that the Lender does not intend to enter an appearance and shall be entitled to indemnification as provided in paragraph two (2).

4.	The Lender agrees that the affidavit submitted in lieu of a required document pursuant to paragraph one (1) of this agreement shall be substantially similar to Attachment A. The affidavit shall be signed by an authorized official of the Lender or its agent.

5.	Provided the Lender complies with the provisions of paragraphs one (1) through four (4) of this agreement, the Department agrees to waive the requirement specified in 6A-10.109 of the Florida Administrative Code for each document that the Lender cannot submit.

6.	This waiver is limited to situations where the Lender affirms by affidavit that a diligent search has been made to locate the document(s) and that if the Lender subsequently finds the document, it will be promptly forwarded to the Department.

7.	The Lender and the Department agree that this waiver will not be applicable in situations where the Department determines that the loss or destruction of the required document is the result of negligence by the Lender or a failure of the Lender to perform reasonable diligence in maintaining the required document.

8.	This agreement may be terminated by the Lender by providing written notice to the Department thirty (30) days in advance of the termination date. The termination of this agreement by the Lender shall not affect claims paid pursuant to paragraph one (1) of the agreement prior to such termination. This agreement may be terminated by the Department by providing a written notice to the Lender that specifies the effective date of the termination. The termination of this agreement by the Department shall not affect claims paid pursuant to paragraph one (1) of this agreement prior to the date the Department issues such a termination notice.

For the Lender

As an officer of this institution, I agree that this institution and its representatives will comply with the conditions specified in this agreement

The Bank of New York of Florida, N.A.
as eligible lender trustee for
Consolidation Loan Funding, LLC

/s/ Tricia Heintz	2/15/02

Signature of Official	Date

Vice President

Typed Name and Title of Official

For the Department

/s/ Judith Branch	3/8/02

Judith W. Branch, Director	Date
Policy, Training, and Compliance
Office of Student Financial Assistance
Florida Department of Education